UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2011 (April 4, 2011)

ATLAS THERAPEUTICS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-53298	20-8758875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Admiralty Way, Suite 500 Marina Del Rey, CA 90292
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (310) 496-5727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Change in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On April 4, 2011, the Board of Directors of Atlas Therapeutics Corporation (the “Company”) approved the dismissal of the Offices of Arshad M. Farooq, JD, CPA (“Farooq”) as the Company’s independent auditor, effective immediately (the “Dismissal Date”).

During the fiscal years ended December 31, 2010 and 2009, Farooq’s audit reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Farooq’s audit report on the Company’s audited financial statements for the fiscal year ended December 31, 2009 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2010 and 2009 and the subsequent period through the Dismissal Date, (i) there were no disagreements between the Company and Farooq on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Farooq’s satisfaction, would have caused Farooq to make reference in connection with Farooq’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 5, 2011, the Company provided Farooq with a copy of the disclosures that the Company is making in response to Item 4.01 on this Form 8-K, and requested that Farooq furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from Farooq, dated April 5, 2011, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On April 4, 2011, the Board of Directors of the Company engaged Seligson & Giannattasio, LLP (“Seligson”) as the Company’s independent auditor, effective immediately.

During the fiscal years ended December 31, 2010 and 2009 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Seligson with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Seligson concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	16.1	Letter from Offices of Arshad M. Farooq, JD, CPA, dated April 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2011

ATLAS THERAPEUTICS CORPORATION

By:	/s/: J.B. Bernstein
Name: J.B. Bernstein
Title: Chief Executive Officer